Exhibit 77Q3.1

Registrant: American Century Mutual Fund

File Number: 811-0816

Registrant CIK Number: 0000100334

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                  Sub-Custodian:
J.P. Morgan Chase & Company                              See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                     Foreign Subcustodian

ARGENTINA                                                   JPMorgan Chase Bank
                                                                   Buenos Aires
------------------------ ------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                      Melbourne
------------------------ ----- ------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------------ ------------------------------------------------
BAHRAIN                                                National Bank of Bahrain
                                                                         Manama
------------------------------ ------------------------------------------------
BANGLADESH                                              Standard Chartered Bank
                                                                          Dhaka
------------------------------ ------------------------------------------------
BELGIUM                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------------ ------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                      Hamilton
------------------------------ ------------------------------------------------
BOTSWANA                                     Barclays Bank of Botswana Limited
                                                                      Gaborone
------------------------------ ------------------------------------------------
BRAZIL                                                          Citibank, N.A.
                                                                     Sao Paulo
------------------------ ------------------------------------------------------
BULGARIA                                                          ING Bank N.V.
                                                                         Sofia
------------------------ ------------------------------------------------------
CANADA                                                    Royal Bank of Canada
                                                                       Toronto
------------------------ ------------------------------------------------------
                                                           Royal Bank of Canada
                                                                       Toronto
------------------------ ------------------------------------------------------
CHILE                                                            Citibank, N.A
                                                                      Santiago
------------------------ -----------------------------------------------------
CHINA - SHANGHAI                                                 Citibank, N.A.
                                                                      New York
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                           JPMorgan Chase Bank
                                                                     Hong Kong
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ ---- ------------------------------------------------
CROATIA                                             Privredna banka Zagreb d.d.
                                                                        Zagreb
------------------------ ---- ------------------------------------------------
CYPRUS                                            The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ ---- ------------------------------------------------
CZECH REPUBLIC                             Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ ---- ------------------------------------------------
DENMARK                                                Nordea Bank Danmark A/S
                                                                    Copenhagen
------------------------ ---- ------------------------------------------------
ECUADOR                                                         Citibank, N.A.
                                                                        Quito
------------------------ -----------------------------------------------------
EGYPT                                                           Citibank, N.A.
                                                                        Cairo
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                     Tallinn
------------------------ -----------------------------------------------------
FINLAND                                                         J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
FRANCE                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
                                                                J.P. Morgan AG
                                                                     Frankfurt
------------------------ ----------------------------------------------------
GERMANY                                                         J.P. Morgan AG
                                                                     Frankfurt
------------------------ ----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                        Accra
------------------------ ----------------------------------------------------
GREECE                                                         J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
HONG KONG                                                 JPMorgan Chase Bank
                                                                    Hong Kong
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
                                                                     Budapest
------------------------ -----------------------------------------------------
ICELAND                                                       Islandsbanki-FBA
                                                                    Reykjavik
------------------------ -----------------------------------------------------
INDIA                                        The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Mumbai
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                       Mumbai
------------------------ ----------------------------------------------------
INDONESIA                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Jakarta
------------------------ ----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
ISRAEL                                               Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ ----------------------------------------------------
ITALY                                                         J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
IVORY COAST                                                  Societe Generale
                                                                       Paris
------------------------ ----------------------------------------------------
JAMAICA                                FirstCaribbean International Trust and
                                              Merchant Bank (Jamaica) Limited
                                                                     Kingston
------------------------ ----------------------------------------------------
JAPAN                                                     JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
JORDAN                                                          Arab Bank Plc
                                                                       Amman
------------------------ -----------------------------------------------------
KAZAKHSTAN                                            ABN AMRO Bank Kazakhstan
                                                                       Almaty
------------------------ -----------------------------------------------------
KENYA                                           Barclays Bank of Kenya Limited
                                                                       Nairobi
------------------------ -----------------------------------------------------
LATVIA                                                             Hansabanka
                                                                         Riga
------------------------ -----------------------------------------------------
LEBANON                                                    JPMorgan Chase Bank
                                                                      New York
------------------------ -----------------------------------------------------
LITHUANIA                                                   Vilniaus Bankas AB
                                                                      Vilnius
------------------------ -----------------------------------------------------
LUXEMBOURG                                                     J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
MALAYSIA                                            HSBC Bank Malaysia Berhad
                                                                 Kuala Lumpur
------------------------ -----------------------------------------------------
MALTA                                                   HSBC Bank Malta p.l.c.
                                                                     Valletta
------------------------ -----------------------------------------------------
MAURITIUS                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                    Port Louis
------------------------ -----------------------------------------------------
MEXICO                                                 Banco J.P. Morgan, S.A.
                                                                  Mexico, D.F
------------------------ ---- ------------------------------------------------
                                                Banco Nacional de Mexico, S.A.
                                                                  Mexico, D.F
------------------------ ---- ------------------------------------------------
MOROCCO                                       Banque Commerciale du Maroc S.A.
                                                                    Casablanca
------------------------ ---- ------------------------------------------------
NAMIBIA                                       Standard Bank of Namibia Limited
                                                                      Windhoek
------------------------ ---- ------------------------------------------------
NETHERLANDS                                                     J.P. Morgan AG
                                                                     Frankfurt
------------------------ ---- ------------------------------------------------
                                                               J.P. Morgan AG
                                                                    Frankfurt
------------------------ ---- ------------------------------------------------
NEW ZEALAND                                       National Bank of New Zealand
                                                                   Wellington
------------------------ ---- ------------------------------------------------
*NIGERIA*                           The Standard Bank of South Africa Limited
                                                                 Johannesburg
----------------------------- ------------------------------------------------
NORWAY                                                    Den norske Bank ASA
                                                                         Oslo
------------------------ -----------------------------------------------------
OMAN                                                            Oman Arab Bank
                                                                       Muscat
------------------------ -----------------------------------------------------
PAKISTAN                                                        Citibank, N.A.
                                                                       Karachi

                                                              Deutsche Bank AG
                                                                       Karachi

                                                       Standard Chartered Bank
                                                                       Karachi
------------------------ ---- ------------------------------------------------
PERU                                                 Banco de Credito del Peru
                                                                          Lima
------------------------ ----- -----------------------------------------------
PHILIPPINES                                  The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                        Manila
------------------------ ---- ------------------------------------------------
POLAND                                               Bank Rozwoju Eksportu S.A.
                                                                       Warsaw
------------------------ -----------------------------------------------------
PORTUGAL                                                        J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
ROMANIA                                                          ING Bank N.V.
                                                                    Bucharest
------------------------ -----------------------------------------------------
*RUSSIA*                                                   JPMorgan Chase Bank
                                                                      New York
                                    A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                      Account)

------------------------ -----------------------------------------------------
SINGAPORE                                  Oversea-Chinese Banking Corporation
                                                                    Singapore
------------------------ -----------------------------------------------------
SLOVAK REPUBLIC                                   Vseobecno Uverova Banka S.A.
                                                                   Bratislava
------------------------ -----------------------------------------------------
SLOVENIA                            Bank Austria Creditanstalt d.d. Ljubljana
                                                                    Ljubljana
------------------------ -----------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------ -----------------------------------------------------
SOUTH KOREA                                  The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                         Seoul
------------------------ -----------------------------------------------------
                                                       Standard Chartered Bank
                                                                         Seoul
------------------------ -----------------------------------------------------
SPAIN                                                           J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
SRI LANKA                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                       Colombo
------------------------ -----------------------------------------------------
SWEDEN                                                   Svenska Handelsbanken
                                                                     Stockholm
------------------------ -----------------------------------------------------
SWITZERLAND                                                            UBS AG
                                                                       Zurich
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                        Taipei
------------------------ -----------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                       Taipei
------------------------ -----------------------------------------------------
THAILAND                                               Standard Chartered Bank
                                                                       Bangkok
------------------------ -----------------------------------------------------
TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                        Tunis
----------------------------- ------------------------------------------------
TURKEY                                                     JPMorgan Chase Bank
                                                                      Istanbul
----------------------------- ------------------------------------------------
*UKRAINE*                                                     ING Bank Ukraine
                                                                          Kiev
----------------------- ------------------------------------------------------
U.A.E.                                          The National Bank of Abu Dhabi
                                                                     Abu Dhabi
------------------------ -----------------------------------------------------
U.K.                                                    National Westminster
                                                                      London
------------------------ -----------------------------------------------------
URUGUAY                                                       BankBoston, N.A
                                                                   Montevideo.
------------------------ -----------------------------------------------------
U.S.A.                                                               JPMorgan
                                                                        Chase
                                                                         Bank
                                                                         New
                                                                         York
------------------------ -----------------------------------------------------
VENEZUELA                                                      Citibank, N.A.
                                                                      Caracas
------------------------ -----------------------------------------------------
VIETNAM                                      The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                              Ho Chi Minh City
------------------------ ---- ------------------------------------------------
ZAMBIA                                         Barclays Bank of Zambia Limited
                                                                        Lusaka
------------------------ ---- ------------------------------------------------
ZIMBABWE                                     Barclays Bank of Zimbabwe Limited
                                                                        Harare
------------------------ ---- ------------------------------------------------

Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 1
Investor Class             1.00%
Institutional Class        0.80%
Advisor Class              0.75%
C Class                    1.00%

Series No. 2
Investor Class             1.00%
Institutional Class        0.80%
Advisor Class              0.75%
A Class                    1.00%
B Class                    1.00%
C Class                    1.00%

Series No. 3
First $20 billion
Investor Class             1.00%
Institutional Class        0.80%
Advisor Class              0.75%
C Class                    1.00%
Over $20 billion
Investor Class             0.95%
Institutional Class        0.75%
Advisor Class              0.70%
C Class                    0.95%

Series No. 4
Investor Class             1.00%
Institutional Class        0.80%
Advisor Class              0.75%
C Class                    1.00%


Series No. 11
Investor Class             1.00%
Institutional Class        0.80%
Advisor Class              0.75%
C Class                    1.00%
Series No. 12
First $1 billion
Investor Class             0.90%
Institutional Class        0.70%
Advisor Class              0.65%
Over $1 billion
Investor Class             0.80%
Institutional Class        0.60%
Advisor Class              0.55%

Series No. 19
First $500 million
Investor Class             1.10%
Institutional Class        0.90%
Advisor Class              0.85%
Next $500 million
Investor Class             1.00%
Institutional Class        0.80%
Advisor Class              0.75%
Over $1 billion
Investor Class             0.90%
Institutional Class        0.70%
Advisor Class              0.65%

Series No. 20
First $500 million
Investor Class             1.50%
Institutional Class        1.30%
Advisor Class              1.25%
Next $500 million
Investor Class             1.45%
Institutional Class        1.25%
Advisor Class              1.20%
Over $1 billion
Investor Class             1.40%
Institutional Class        1.20%
Advisor Class              1.15%

Series No. 21
Investor Class             1.50%
Institutional Class        1.30%
A Class                    1.50%
B Class                    1.50%
C Class                    1.50%





For period ending  04/30/2003
Series Number:  1

74U.     1. Number of shares outstanding (000's omitted) Investor Class 261,216
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class           33,891
         Advisor Class                  2,820
         C Class                           35

77V. 1. Net asset value per share (to nearest cent) Investor Class $15.11 2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $15.20
         Advisor Class              $14.99
         C Class                    $14.90

For period ending  04/30/2003
Series Number: 2

72DD)     1. Total income dividends for which record date passed during the period
          Investor Class        8,893
         2. Dividends for a second class of open-end company shares
         Institutional Class      850
         Advisor Class              1
73. Distributions per share for which record date passed during the period: A.
1. Dividends from net investment income
          Investor Class            $0.0741
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.1326
          Advisor Class                  -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              116,118
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class           6,568
         Advisor Class                   780
         A Class                          21
         B Class                           4
         C Class                           7

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $29.79
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $29.96
         Advisor Class              $29.57
         A Class                    $29.78
         B Class                    $29.73
         C Class                    $29.75

For period ending 04/30/2003
Series Number: 3

72DD)     1. Total income dividends for which record date passed during the period
          Investor Class            53,614
         2. Dividends for a second class of open-end company shares
         Institutional Class         2,704
         Advisor Class                 160
73. Distributions per share for which record date passed during the period: A)
1. Dividends from net investment income
          Investor Class            $0.0632
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.1069
          Advisor Class             $0.0085

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             837,706
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class         29,323
         Advisor Class               20,194
               C Class                   36


77V.     1. Net asset value per share (to nearest cent)
         Investor Class               $22.37
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class          $22.53
         Advisor Class                $22.18
         C Class                      $22.07

For period ending 04/30/2003
Series Number:  4

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class               100,408
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class            4,017
         Advisor Class                  1,331
         C Class                           15

77V.     1. Net asset value per share (to nearest cent)
         Investor Class                 $9.28
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $9.39
         Advisor Class              $9.17
         C Class                    $9.11





For period ending 04/30/2003
Series Number:  11

74U.     1. Number of shares outstanding (000's omitted)
            Investor Class          113,636
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class          16,695
         Advisor Class                   985
         C Class                          32

77V.     1. Net asset value per share (to nearest cent)
         Investor Class                 $9.01
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $9.08
         Advisor Class              $8.94
         C Class                    $8.84

For period ending 04/30/2003
Series Number:  12

72DD)     1. Total income dividends for which record date passed during the period
          Investor Class             5,207
         2. Dividends for a second class of open-end company shares
         Institutional Class           175
         Advisor Class                 121
73. Distributions per share for which record date passed during the period: B)
1. Dividends from net investment income
          Investor Class            $0.1288
          2. Dividends from a second class of open-end company shares
          Institutional Class       $0.1413
          Advisor Class             $0.1149

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              39,722
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Institutional Class           1,252
         Advisor Class                 1,041


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $13.57
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Institutional Class        $13.58
         Advisor Class              $13.56


For period ending  04/30/2003
Series Number:  21

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              5,964
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                        23
         B Class                        13
         C Class                         1

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $4.16
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $4.16
         B Class                    $4.15
         C Class                    $4.16